UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
October 25, 2006

Date of Report (Date of earliest event reported)
PCTEL, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27115	77-0364943

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
8725 W. Higgins Road, Suite 400
Chicago, Illinois 60631

(Address of principal executive offices)
(773) 243-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information
Item 2.02 Results of Operations and Financial Condition
          The following information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
          On October 25, 2006, PCTEL, Inc. issued a press release regarding its financial results for its third fiscal quarter ended September 30, 2006. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
          The following exhibit is furnished herewith:

99.1	Press Release, dated October 25, 2006, of PCTEL, Inc. announcing its financial results for its third fiscal quarter ended September 30, 2006.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 25, 2006

PCTEL, INC.
By:	/s/ John Schoen
John W. Schoen, Chief Financial Officer

Exhibit Index

Exhibit
Number	Description

99.1	Press Release, dated October 25, 2006, of PCTEL, Inc. announcing its financial results for its third fiscal quarter ended September 30, 2006.